UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2004


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19437                   11-2962080
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


20 East Sunrise Highway, Valley Stream, New York                           11581
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 887-0700


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

         (a) On November 12, 2004, Cellular Technical Services Company, Inc. (the "Company") issued the press release (the "Original Release") attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1 reporting its financial results for the three and nine months ended September 30, 2004. In order to correct an error in the Original Release, on November 15, 2004, the Company issued the amended and restated press release attached to this Report as Exhibit 99.2.

                  The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1                Press Release dated November 12, 2004
                  99.2                Press Release dated November 15, 2004


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2004

                                CELLULAR TECHNICAL SERVICES COMPANY, INC.



                                By: /s/ Kenneth Block
                                    --------------------------------------------
                                    Name:  Kenneth Block
                                    Title: Chief Financial Officer and Secretary




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                                  Exhibit Index

            Exhibit No.         Description
            99.1                Press Release dated November 12, 2004
            99.2                Press Release dated November 15, 2004